UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 3, 2008

Dendreon Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30681 (Commission File Number)	22-3203193 (IRS Employer Identification No.)

3005 First Avenue Seattle, Washington (Address of Principal Executive Office)	98121 (Zip Code)
Registrant’s telephone number, including area code: (206) 256-4545
None
(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On April 3, 2008, Dendreon Corporation (the “Company”) entered into a Placement Agent Agreement with Lazard Capital Markets LLC, as the placement agent (the “Placement Agent”), relating to the proposed offering (the “Offering”) to an institutional investor (the “Investor”) of 8.0 million shares (the “Shares”) of our common stock, $0.001 par value per share (the “Common Stock”), and warrants to purchase up to 8.0 million shares of Common Stock (the “Warrants”). A copy of the Placement Agent Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference, and the description of the material terms of the Placement Agent Agreement is qualified in its entirety by reference to such exhibit.
     In connection with the Offering, on April 3, 2008, we also entered into a subscription agreement with the Investor introduced to us by the Placement Agent, relating to the sale of the Shares and the Warrants. The Investor has agreed to purchase the Shares and Warrants for a negotiated price of $5.92 per share of common stock purchased. The Warrants will be exercisable at any time on or after the sixth-month anniversary of the closing of the transaction and prior to the seventh anniversary of the closing of the transaction, with an exercise price of $20.00 per share of Common Stock. A copy of the form of subscription agreement is filed as Exhibit 1.2 to this report and incorporated herein by reference. A copy of the form of Warrant is filed as Exhibit 4.1 to this report and incorporated herein by reference. The description of the material terms of the subscription agreement and the Warrants is qualified in its entirety by reference to such exhibits.
          The closing of the Offering is expected to take place on or about April 8, 2008, subject to the satisfaction of customary closing conditions.
          The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are being offered and sold pursuant to a prospectus dated October 12, 2007 and a prospectus supplement dated April 3, 2008, pursuant to the Company’s previously effective shelf registration statements on Form S-3 (Registration Nos. 333-127521, 333-141388 and 333-150062).
          The legal opinion and consent of Jones Day relating to the Shares, the Warrants and the Warrant Shares is filed as Exhibit 5.1 to this Report and incorporated herein by reference.
          The net proceeds from the sale of the Shares and the Warrants, after deducting the fees of the Placement Agent and other offering expenses, will be approximately $46.0 million. Our press release dated April 3, 2008, announcing our agreement to sell the Shares and the Warrants is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.
          Pursuant to the terms of the Offering, the Company will not be able to utilize its equity line arrangement with Azimuth Opportunity Ltd. (“Azimuth”) pursuant to the Common Stock Purchase Agreement, dated as of October 11, 2007, by and between the Company and Azimuth, until 90 days after the closing of the Offering.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

1.1	Placement Agent Agreement, dated April 3, 2008, by and between Dendreon Corporation and Lazard Capital Markets LLC.

1.2	Form of Subscription Agreement entered into by Dendreon and the Investor.

4.1	Form of Warrant to be issued to the Investor.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (reference is made to Exhibit 5.1 hereto).

99.1	Dendreon Corporation press release, dated April 3, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION
	By	/s/ Richard F. Hamm, Jr.
Richard F. Hamm, Jr.
Date: April 3, 2008		Senior Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agent Agreement, dated April 3, 2008, by and between Dendreon Corporation and Lazard Capital Markets LLC.

1.2	Form of Subscription Agreement entered into by Dendreon and the Investor.

4.1	Form of Warrant to be issued to the Investor.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (reference is made to Exhibit 5.1 hereto).

99.1	Dendreon Corporation press release, dated April 3, 2008.